UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN A PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934, as amended

Filed by the Registrant [X]

Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material Under Rule 14a-12

THE ADVISORS’ INNER CIRCLE FUND
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required.
[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4)	Proposed maximum aggregate value of transaction:

5)	Total fee paid:

[ ]	Fee paid previously with preliminary materials.
[ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount Previously Paid:

2)	Form, Schedule or Registration Statement No.:

3)	Filing Party:

4)	Date Filed:

CIBC ATLAS ALL CAP GROWTH FUND

a series of

THE ADVISORS’ INNER CIRCLE FUND

One Freedom Valley Drive
Oaks, Pennsylvania 19456

Dear Shareholder:

Enclosed is a notice, proxy statement and proxy card for a Special Meeting of Shareholders (the “Meeting”) of the CIBC Atlas All Cap Growth Fund (the “Fund”), a series of The Advisors’ Inner Circle Fund (the “Trust”). The Meeting is scheduled to be held at 10:00 a.m., Eastern Time, on Thursday, February 26, 2026, at the offices of SEI Investments Company, One Freedom Drive, Oaks, PA 19456. If you are a shareholder of record of the Fund as of the close of business on December 22, 2025, you are entitled to vote at the Meeting, and any adjournment or postponement of the Meeting. The enclosed proxy materials are first being mailed to shareholders on or about January 16, 2026.

At the Meeting, shareholders of the Fund will be asked to approve a change in the Fund’s classification under the Investment Company Act of 1940, as amended (the “1940 Act”), from “diversified” to “non-diversified” and to eliminate the Fund’s related fundamental investment policy (the “Proposal”). A “non-diversified” fund, as that term is defined under the 1940 Act, means that it may invest a greater percentage of its total assets in the securities of fewer issuers than a “diversified” fund, which increases the risk that a change in the value of any one investment held by the fund could affect the overall value the fund more than it would affect that of a “diversified” fund holding a greater number of investments. A non-diversified fund is subject to additional associated risks, which are described in the proxy statement.

The Board of Trustees of the Trust has unanimously approved the Proposal and recommends that you vote “FOR” the Proposal as further described in the enclosed proxy statement.

Your vote is important to us. Please review the enclosed proxy statement and vote your shares today. We have enclosed a proxy card that we ask you to complete, sign, date, and return as soon as possible, unless you plan to attend the Meeting and vote. You may also vote your shares by telephone or through the Internet. Please follow the enclosed instructions to utilize any of these voting methods.

If we do not receive your vote promptly, you may be contacted by a representative of the Fund, who will remind you to vote your shares.

Thank you for your attention and consideration of this important Proposal and for your investment in the Fund. If you need additional voting information, please call shareholder services at 1-855-328-3863.

Sincerely,

/s/ Michael Beattie
Michael Beattie
President

PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY CARD IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE, ALONG WITH INSTRUCTIONS ON HOW TO VOTE OVER THE INTERNET OR BY TELEPHONE, SHOULD YOU PREFER TO VOTE BY ONE OF THOSE METHODS.

CIBC ATLAS ALL CAP GROWTH FUND

a series of

THE ADVISORS’ INNER CIRCLE FUND

One Freedom Valley Drive
Oaks, Pennsylvania 19456

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON FEBRUARY 26, 2026

Notice is hereby given that a Special Meeting of Shareholders (the “Meeting”) of the CIBC Atlas All Cap Growth Fund (the “Fund”), a series of The Advisors’ Inner Circle Fund (the “Trust”), will be held on Thursday, February 26, 2026 at 10:00 a.m. Eastern Time, at the offices of SEI Investments Company, One Freedom Valley Drive, Oaks, PA 19456.

At the Meeting, shareholders of record of the Fund (“Shareholders”) will be asked to approve a change in the Fund’s classification under the Investment Company Act of 1940, as amended (the “1940 Act”), from “diversified” to “non-diversified” and to eliminate the Fund’s related fundamental investment policy, and to transact such other business, if any, as may properly come before the Meeting.

All Shareholders are cordially invited to attend the Meeting and vote. However, if you are unable to attend the Meeting, you are requested to mark, sign and date the enclosed proxy card and return it promptly in the enclosed, postage-paid envelope so that it is received before the Meeting is called to order, the Meeting may be held and a maximum number of shares may be voted. In addition, you can vote easily and quickly by Internet or by telephone. Your vote is important no matter how many shares you own. You may change your vote even though a proxy has already been returned by providing written notice to the Trust, by submitting, prior to the commencement of the Meeting, a subsequent proxy using the mail, by Internet, by telephone or by voting at the Meeting.

Shareholders of record of the Fund at the close of business on December 22, 2025 are entitled to notice of and to vote at the Meeting or any adjournment or postponement thereof.

Important Notice Regarding the Availability of Proxy Materials for the
Shareholder Meeting To Be Held on February 26, 2026.

The proxy statement is available on the Internet at https://vote.proxyonline.com/AIC/docs.

By Order of the Board of Trustees

/s/ Michael Beattie
Michael Beattie
President

CIBC ATLAS ALL CAP GROWTH FUND

a series of

THE ADVISORS’ INNER CIRCLE FUND

One Freedom Valley Drive
Oaks, Pennsylvania 19456

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON FEBRUARY 26, 2026

This proxy statement is furnished in connection with the solicitation of proxies by the Board of Trustees of The Advisors’ Inner Circle Fund (the “Trust”) for use at the Special Meeting of Shareholders of CIBC Atlas All Cap Growth Fund (the “Fund”) to be held at the offices of SEI Investments Company, One Freedom Valley Drive, Oaks, PA 19456 on Thursday, February 26, 2026 at 10:00 a.m. Eastern Time and at any adjourned or postponed session thereof (such special meeting and any adjournment or postponement thereof are hereinafter referred to as the “Meeting”). Shareholders of record of the Fund at the close of business on December 22, 2025 (the “Record Date”) are entitled to notice of, and to vote at, the Meeting. This proxy statement and the accompanying notice of special meeting and proxy card are first being mailed to shareholders on or about January 16, 2026.

The Trust currently offers two classes of shares of beneficial interest of the Fund (“Shares”): Institutional Class Shares and Investor Class Shares. As of the date of this proxy statement, Investor Class Shares of the Fund have not commenced operations. Each full Share will be entitled to one vote at the Meeting and each fraction of a Share will be entitled to the fraction of a vote equal to the proportion of a full Share represented by the fractional Share. As of the Record Date, the Fund had the following Shares issued and outstanding:

Share Class	Shares Issued and Outstanding
Institutional Class Shares	8,408,041.067
Investor Class Shares	0.000

The Fund will pay all expenses related to conducting this proxy, including, but not limited to, preparation, printing, and mailing of this proxy statement and its enclosures, legal fees, and solicitation costs.

In this proxy statement, the term “Board” refers to the Board of Trustees of the Trust, and the term “Trustee” refers to each trustee of the Trust. A Trustee who is not an “interested person” of the Trust, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), is referred to in this proxy statement as an “Independent Trustee.” The Advisors’ Inner Circle Fund is referred to in this proxy statement as the “Trust.” CIBC Atlas All Cap Growth Fund is referred to in this proxy statement as the “Fund.”

PROPOSAL: TO APPROVE A CHANGE IN THE FUND’S CLASSIFICATION UNDER THE 1940 ACT FROM “DIVERSIFIED” TO “NON-DIVERSIFIED” AND TO ELIMINATE THE FUND’S RELATED FUNDAMENTAL INVESTMENT POLICY

It is proposed that shareholders of the Fund approve a change in the Fund’s classification under the 1940 Act from “diversified” to “non-diversified” and the elimination of the Fund’s related fundamental investment policy. A change in the Fund’s classification from “diversified” to “non-diversified” requires shareholder approval under the 1940 Act.

Under the 1940 Act, a mutual fund is classified as “diversified” or “non-diversified,” which classification governs the fund’s ownership of securities of issuers. The Fund currently is classified as a diversified fund for purposes of the 1940 Act and has adopted a related fundamental investment policy, which prohibits the Fund from making any investment inconsistent with the Fund’s classification as a “diversified” fund. As a “diversified” fund, the Fund may not, with respect to 75% of the Fund’s total assets, purchase securities of any issuer (other than obligations of, or guaranteed by, the U.S. government or its agencies, or instrumentalities or securities of other investment companies) if, as a result, more than 5% of the Fund’s total assets would be invested in the securities of that issuer, or more than 10% of the issuer’s voting securities would be held by the Fund. Pursuant to the Fund’s “diversified” classification, the Fund is currently limited in its ownership of securities of any single issuer.

Following the recommendation of the Fund’s investment adviser, CIBC Private Wealth Advisors, Inc. (“CIBC PWA” or the “Adviser”), the Board has approved both a change to the Fund’s classification under the 1940 Act to “non-diversified” and a change to the Fund’s related fundamental investment policy, subject to the approval of the Fund’s shareholders. This fundamental investment policy, which may be changed only with shareholder approval, currently provides:

“The Fund may not, with respect to 75% of its assets: (i) purchase the securities of any issuer (except securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or securities of other investment companies) if, as a result, more than 5% of its total assets would be invested in the securities of such issuer; or (ii) acquire more than 10% of the outstanding voting securities of any one issuer.”

If the Fund’s shareholders approve the Proposal to change the Fund’s classification to “non-diversified”, the Fund’s related fundamental investment policy will be eliminated. No material changes to the manner or process by which the Fund is managed are expected if the Proposal is approved.

The Adviser believes that changing the Fund’s classification to “non-diversified” is in the best interests of the Fund and its shareholders because this non-diversification classification provides the Fund’s portfolio managers additional flexibility in implementing the Fund’s investment strategy while remaining compliant with the limits of the 1940 Act. The Fund’s primary benchmark index is the Russell 3000 Growth Total Return Index (the “Index”). The Index measures the performance of the broad growth segment of the US equity universe, which includes the Russell 3,000 largest U.S. public companies.

As of the date of this Proxy Statement, one (1) Fund holding represents more than 5% of the Fund and more than 5% of the Index. That position is Broadcom (5.3%). Currently, the Fund cannot invest additional assets in these constituents because of the Fund’s “diversified” classification. A change to “non-diversified” status gives the Fund greater flexibility to overweight higher conviction holdings and increase/decrease position weights based on fundamental changes in the underlying holdings.

The inability of the Fund’s portfolio managers to add to these positions because of the Fund’s current diversified status, or conversely trim any of the positions but not be able re-invest in them opportunistically, constrains the Fund’s opportunity to generate optimal performance returns. The proposed change would allow the Fund’s portfolio managers to implement more effectively the Fund’s investment strategy by giving the portfolio managers greater flexibility to manage the Fund against the Fund’s benchmark Index. Although the Fund is not an index fund, the Fund does select securities from the Index’s universe and the Fund’s performance is measured against the Index. Given the current weighting of the largest constituents in the Index, the Fund’s portfolio managers believe that it is important to have this additional flexibility in managing the Fund. Although the proposed change is expected to provide greater flexibility, this proposal, if approved, will not change the Fund’s investment objective or principal investment strategies. The Adviser also does not expect any adverse tax consequences as a result of the Proposal.

If the shareholders approve the Proposal, the Fund may be subject to additional investment risks. As a “non-diversified” fund, the Fund would be permitted to invest a greater portion of its assets in a single issuer or small group of issuers than a “diversified” fund. “Non-diversified” funds typically hold fewer securities than “diversified” funds do. Consequently, the change in value of any one security may affect the overall value of a “non-diversified” portfolio more than it would a “diversified” portfolio. A “non- diversified” fund, therefore, is more susceptible to adverse developments affecting any single issuer held in the fund’s portfolio than a “diversified” fund, and may be more susceptible to greater losses because of these developments. In addition, concentrated ownership of issuers may make the Fund more susceptible to economic, business, political, or other factors affecting the issuers in which the Fund invests.

Although the Fund no longer would be subject to the 1940 Act diversification requirements, if the shareholders of the Fund approve the Proposal at the Meeting, the Fund intends to continue to comply with the federal tax diversification requirements under Subchapter M of the Internal Revenue Code (“IRC”). For purposes of the IRC, the Fund operates as a “regulated investment company.” As a regulated investment company under the IRC, the Fund must diversify its holdings so that, in general, at the end of each quarter of the Fund’s taxable year, (i) not more than 25% of the Fund’s total assets will be invested in the securities of a single issuer and (ii) with respect to at least 50% of the Fund’s total assets, not more than 5% of the Fund’s total assets will be invested in the securities of a single issuer and the Fund will not own more than 10% of the outstanding voting securities of a single issuer.

A “non-diversified fund” from time to time temporarily may operate in a “diversified” manner without losing the fund’s “non- diversified” status. As a result, at times, the Fund may not take advantage of the greater flexibility afforded to a “non-diversified” fund.

If the proposed change to the Fund’s diversification classification is approved by the Fund’s shareholders, the reclassification of the Fund as a non-diversified fund is not expected to result in any immediate significant repositioning of the Fund’s portfolio. Accordingly, the Fund is not expected to incur material portfolio transactions costs because of the reclassification.

On December 24, 2025, the Board considered the recommendation of the Adviser to change the Fund’s classification to “non- diversified” and to eliminate the Fund’s related fundamental investment policy. Based on the Board’s consideration of relevant factors it deemed appropriate, including the Adviser’s recommendation, the Board unanimously approved the change in the Fund’s classification from “diversified” to “non-diversified” and the elimination of the Fund’s related fundamental investment policy.

REQUIRED VOTE

Approval of the Proposal requires the affirmative vote of a “majority of the outstanding shares” of the Fund. A “majority of the outstanding shares” means the vote of (i) 67% or more of the Fund’s shares present at a meeting, if more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the Fund’s outstanding shares, whichever is less.

If shareholders of the Fund approve the Proposal, the change in the Fund’s classification from “diversified” to “non-diversified” will become effective when the Fund’s registration statement is revised or supplemented to reflect the approval of the Proposal. If shareholders of the Fund do not approve the Proposal, the Fund will continue to be a diversified fund and remain subject to the related fundamental investment policy.

THE ADVISER

CIBC PWA, located at 181 West Madison Street, 36th Floor, Chicago, Illinois 60602, has been providing investment advisory services since 1932, and is a professional investment management firm registered with the SEC under the 1940 Act. The Adviser is a wholly owned subsidiary of the Canadian Imperial Bank of Commerce (“CIBC”), a Canadian multinational banking and financial services corporation. The Adviser is responsible for the investment decisions for the Fund and continuously reviews, supervises and administers the investment program of the Fund, subject to the oversight of, and policies established by, the Trustees.

THE BOARD OF TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE CHANGE IN THE FUND’S CLASSIFICATION FROM “DIVERSIFIED” TO “NON-DIVERSIFIED” AND THE ELIMINATION OF THE FUND’S RELATED FUNDAMENTAL INVESTMENT POLICY.

ADDITIONAL INFORMATION

OWNERSHIP OF THE FUND

As of the Record Date, the following persons owned of record, or were known by the Trust to own beneficially, 5% or more of the shares of a class of the Fund. As of the Record Date, the Trustees and officers of the Fund, together as a group, beneficially owned less than 1% of the Fund’s outstanding shares.

Institutional Class Shares

Name and Address	Percent
CHARLES SCHWAB & CO INC SPECIAL CUSTODY FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	67.55%
NATIONAL FINANCIAL SERVICES LLC FBO CUSTOMERS ATTN MUTUAL FUNDS DEPT 499 WASHINGTON BLVD FL 4 JERSEY CITY NJ 07310-2010	22.53%

The information as to beneficial ownership is based on statements furnished to the Fund by the Trustees, and/or on the records of the Trust’s transfer agent.

SERVICE PROVIDERS

SEI Investments Distribution Co., the Distributor, and SEI Investments Global Funds Services, the Administrator, are located at One Freedom Valley Drive, Oaks, Pennsylvania 19456.

ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS

For a free copy of the Fund’s annual report dated October 31, 2025, which covers the period of November 1, 2024 to October 31, 2025, or semi-annual report dated April 30, 2025, which covers the period from November 1, 2024 to April 30, 2025, shareholders may call 1-855-328-3863 or write to the Fund at: CIBC Atlas Funds, P.O. Box 219009, Kansas City, MO 64121-9009 (Express Mail Address: CIBC Atlas Funds, c/o SS&C Global Investor & Distribution Solutions, Inc., 801 Pennsylvania Ave, Kansas City, MO 64105). Copies of the Fund’s annual and semi-annual reports to shareholders, Form N-CSR filings, and other information such as the Fund’s financial statements are also available online at https://private-wealth.us.cibc.com/cibc-atlas-funds.

SUBMISSION OF SHAREHOLDER PROPOSALS

The Trust is an open-end investment management company established under Massachusetts law as a Massachusetts voluntary association (commonly known as a business trust). As such, the Trust is not required to, and does not, hold annual meetings. Nonetheless, the Board may call a special meeting of shareholders for action by shareholder vote as may be required by the 1940 Act or as required or permitted by the Declaration of Trust and By-Laws of the Trust. Shareholders of the Fund who wish to present a proposal for action at a future meeting should submit a written proposal to the Trust for inclusion in a future proxy statement. Submission of a proposal does not necessarily mean that this proposal will be included in the Fund’s proxy statement because inclusion in the proxy statement is subject to compliance with certain federal regulations. Shareholders retain the right to request that a meeting of the shareholders be held for the purpose of considering matters requiring shareholder approval.

SHAREHOLDER COMMUNICATIONS WITH TRUSTEES

Shareholders wishing to submit written communications to the Board, or an individual Trustee, should send their communications to CIBC Atlas Funds, c/o SEI Investments, One Freedom Valley Drive, Oaks, Pennsylvania 19456.

VOTING, QUORUM, AND OTHER MATTERS

If you wish to participate in the Meeting, you may submit the proxy card included with this proxy statement or attend the Meeting in-person. Your vote is important no matter how many shares you own. You can vote easily and quickly by mail, by Internet, by telephone or in-person. At any time before the Meeting, you may change your vote, even though a proxy has already been returned, by written notice to the Trust or by submitting a subsequent proxy, by mail, by Internet, by telephone or by voting in person at the Meeting. Should shareholders require additional information regarding the proxy or replacement proxy cards, they may contact the Fund at 1-855-328-3863.

The solicitation of proxies will be largely by mail, but also may include telephonic, Internet, or oral communication by officers and service providers, such as the Adviser, of the Fund, who will not be paid for these services. The Fund has also retained EQ Fund Solutions, LLC (“EQ”) and Broadridge Financial Solutions, Inc. (“Broadridge”) to aid in the solicitation of proxies. The aggregate costs of retaining EQ and Broadridge are expected to be approximately $19,000 in connection with the solicitation of proxies and the costs of printing and distributing the proxy materials. If approved, the Proposal will not have any impact on Fund fees and expenses.

All proxy cards that are properly executed and received in time to be voted at the Meeting will be voted at the Meeting or any adjournment or postponement thereof according to the instructions on the proxy card. If no contrary direction is given on an executed proxy card, the proxy card will be voted FOR the change in the Fund’s classification under the 1940 Act from “diversified” to “non-diversified” and to eliminate the Fund’s related fundamental investment policy.

If your shares are held of record by a broker-dealer, you still may attend the Meeting, but, if you wish to vote during the course of the Meeting, you first must obtain a “legal proxy” from the applicable nominee/record holder. We note that obtaining a legal proxy may take several days. Legal proxies must be submitted to EQ by 10:00 a.m. Eastern Time, on February 25, 2026.

The presence at the Meeting or by proxy of shareholders of the Fund holding at least a majority of the total number of shares of the Fund that are entitled to vote as of the Record Date constitutes a quorum for the transaction of business at the Meeting. For purposes of determining the presence of a quorum, abstentions will be counted as present; however, abstentions will have the effect of a vote AGAINST the Proposal.

“Broker non-votes” are proxies from brokers or nominees indicating that these persons have not received instructions from the beneficial owners or other persons entitled to vote shares as to a particular matter with respect to which the brokers or nominees do not have discretionary power to vote. Ordinarily, broker non-votes, if any, would be counted as shares present and entitled to vote for purposes of determining whether a quorum is present, but would not be counted as a vote in favor of the Proposal.

Pursuant to certain rules promulgated by the New York Stock Exchange LLC that govern the voting by said broker-dealers, a broker- dealer holding shares of record for a beneficial owner may not exercise discretionary voting power with respect to certain non- routine matters, including the approval of a change to the fundamental investment policy as contemplated by the Proposal. Because the Proposal is considered non-routine and is the only proposal expected to be voted on at the Meeting, the Fund does not expect to receive any broker non-votes in connection with this solicitation. Accordingly, the Fund expects that broker non-votes will have no impact on establishing quorum or the votes cast for or against the Proposal.

If a quorum is not present at the Meeting, if a quorum is present at the Meeting but sufficient votes to approve the Proposal are not received, or if other matters arise requiring shareholder attention, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Except when a quorum is not present at the Meeting, any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting or represented by proxy. The persons named as proxies will vote those proxies that these persons are entitled to vote FOR such Proposal, in favor of such an adjournment, and will vote those proxies required to be voted AGAINST such Proposal, against such an adjournment. Abstentions and broker non-votes (if any) will not be counted for or against such proposal to adjourn. The Fund will bear the costs of any additional solicitations and any adjourned sessions.

No business other than the matter described above is expected to come before the Meeting, but should any other business properly come before the Meeting, the persons named in the enclosed proxy will vote thereon according to their best judgment in the interest of the Fund.

SHAREHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETING AND WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO VOTE BY MAIL, BY TELEPHONE OR INTERNET AS EXPLAINED IN THE INSTRUCTIONS INCLUDED ON YOUR PROXY CARD.

By Order of the Board of Trustees

/s/ Michael Beattie
Michael Beattie
President

FORM OF PROXY CARD

SIGN, **DATE** AND **VOTE** ON THE REVERSE SIDE

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. **PLEASE CAST YOUR PROXY VOTE *TODAY!***

SAMPLE BALLOT ONLY

PROXY VOTING OPTIONS

1. **MAIL** your signed and voted proxy back in the postage paid envelope provided
2. **ONLINE** at **vote.proxyonline.com** using your proxy control number found below
3. By **PHONE** when you dial toll-free 1-(800) 814-9324 to reach an automated touchtone voting line

CONTROL NUMBER

CIBC ATLAS ALL CAP GROWTH FUND

A SERIES OF THE ADVISORS' INNER CIRCLE FUND

The undersigned shareholder of CIBC Atlas All Cap Growth Fund (the "Fund"), a series of The Advisors' Inner Circle Fund (the "Trust"), hereby nominates, constitutes and appoints Michael Beattie, Matthew Maher, Eric Griffith, and Alexander Smith, and each of them, the attorney, agent and proxies of the undersigned, with full powers of substitution, to vote all the shares of the Fund which the undersigned is entitled to vote at the Meeting of Shareholders of the Trust, on February 26, 2026 at 10:00 a.m., Eastern time, in the offices of SEI at One Freedom Valley Drive, Oaks, PA 19456, and at any and all adjournments thereof, as fully and with the same force and effect as the undersigned might or could do if personally present on the proposal set forth below.

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on February 26, 2026. The proxy statement for this meeting is available at:

https://vote.proxyonline.com/AIC/docs

CIBC ATLAS ALL CAP GROWTH FUND

FORM OF PROXY CARD

<u>YOUR SIGNATURE IS REQUIRED</u> FOR YOUR VOTE TO BE COUNTED. The signer(s) acknowledges receipt with this Proxy Statement of the Board of Trustees. Your signature(s) on this should be exactly as your name(s) appear on this Proxy (reverse side). If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

SIGNATURE (AND TITLE IF APPLICABLE) DATE

SIGNATURE (IF HELD JOINTLY) DATE

This proxy is solicited on behalf of the Fund's Board of Trustees, and the Proposal has been unanimously approved by the Board of Trustees and recommended for approval by shareholders. **When properly executed, this proxy will be voted as indicated or "FOR" the proposal if no choice is indicated.** The proxy will be voted in accordance with the proxy holders' best judgment as to any other matters that may arise at the Special Meeting.

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ●

THANK YOU FOR VOTING